UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): MAY 16, 2023

1st FRANKLIN FINANCIAL CORPORATION

(Exact name of Registrant, as specified in its charter)

Georgia	2-27985	58-0521233
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Mailing address: 135 East Tugalo Street, P.O. Box 880, Toccoa, GA 30577
(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code: (706) 886-7571

Former name or address, if changed since last report: n/a

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item1.01          Entry into Material Definitive Agreement

On May 12, 2023, 1st Franklin Financial Corporation (the “Company”) entered into a Fifth Amendment (the “Fifth Amendment”) to the Amended and Restated Loan and Security Agreement dated as of November 19, 2019 (as amended from time to time, the “Amended Loan and Security Agreement”), by and among the Company, Wells Fargo Bank, N.A., as agent for the lenders (“the Agent”), and the other financial institutions from time to time party thereto. Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Amended Loan and Security Agreement.
The Fifth Amendment, among other things, waives existing events of default by the Company related to a financial covenant and amends the definition of “EBITDA Ratio” to mean the ratio of such Person’s (a) earnings before payments of interest, taxes, depreciation and amortization expense for the twelve month period ending on the date of determination, net of any deficits from the amount required as an Allowance for Loan Losses under Section 6.4(c) hereof and any increase over the past twelve (12) months in Receivables 180 days or more contractually past due, to (b) interest expense during such twelve month period in accordance with GAAP principles pursuant to Section 6.4 of this Agreement. Financial Covenants, Section 6.4(a), EBITDA Ratio, of the Loan Agreement is amended and restated as follows: As of the end of each calendar month, an EBITDA Ratio of not less than (i) 1.05 to 1.0 commencing with the calendar month ending April 30, 2023 and continuing to and including the calendar month ending November 30, 2023, (ii) 1.25 to 1.0 commencing with the calendar month ending December 31, 2023 and continuing to and including the calendar month ending February 29, 2024 and (iii) 1.50 to 1.00 thereafter.

The definition of Restricted Payments was amend to: Make any Restricted Payments except for (a) Permitted Tax Distributions, (b) Insurance Premium Dividends, (c) payments of principal and interest on Subordinated Debt not otherwise prohibited under the subordination provisions applicable to such Subordinated Debt, (d) payments of principal and interest on Other Debt, (e) payments of principal and interest on the Reinsurance Credit Facilities and (f) on and after delivery by Borrowers to Agent of the monthly financial statements required pursuant to Section 6.2(a) for the calendar month ending March 31, 2024, an annual distribution to the shareholders of Borrowers the proceeds of which shall be used solely for contributions to the Cheek Family Foundation in an amount not to exceed the lesser of (i) $10,000,000 or (ii) twenty five percent (25%) of the annual net income of Borrowers as determined in accordance with GAAP based upon the annual audited financial statements delivered to Agent pursuant to Section 6.2(b), provided immediately prior to and after giving effect to any distribution or payment no Default or Event of Default shall exist.

The Company’s obligations under the Amended Loan and Security Agreement are secured by the finance receivables of the Company. As of April 30, 2023, and giving effect to the Fifth Amendment, the amount outstanding under the Amended Loan and Security Agreement was $82.0 million and available borrowings under the Amended Loan and Security Agreement were $148.0 million, at an interest rate of 7.65%.

The foregoing description of the Fifth Amendment is qualified in its entirety by reference to the full text of the Fifth Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03 – Creation of Direct Financial Obligation or an Obligation under the Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

2

Item 9.01 – Financial Statements and Exhibits.

10.1
Fifth Amendment to Amended and Restated Loan and Security Agreement, dated as of May 12, 2023, by and among the Company, Wells Fargo Bank, N.A., as agent for the lenders, and the other financial institutions from time to time party thereto.

104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ Brian J. Gyomory
Name:	Brian J Gyomory
Title:	Executive Vice President and CFO

Date: May 16, 2023

3

FIFTH AMENDMENT TO AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT

This Fifth Amendment to Amended and Restated Loan and Security Agreement (“Amendment”) is dated as of May 12, 2023 by and among 1ST FRANKLIN FINANCIAL CORPORATION (“Borrower”), WELLS FARGO BANK, N.A., as agent for Lenders (in such capacity, “Agent”) and the financial institutions a party hereto as lenders (collectively, the “Lenders” and each is a “Lender”).
BACKGROUND

a.Borrower, Lenders, and Agent are parties to a certain Amended and Restated Loan and Security Agreement dated as of November 19, 2019 (as amended or modified from time to time, the “Loan Agreement”). Capitalized terms used but not otherwise defined in this Amendment shall have the meanings respectively ascribed to them in the Loan Agreement.
b.Borrower has requested and Agent and Lenders have agreed to amend the Loan Agreement in certain respects, all on the terms and conditions set forth herein.
NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby promise and agree as follows:
i.Waiver of Existing Default. Borrower acknowledges and agrees that as of this date, Events of Default have occurred as a result of Borrower’s failure to comply with Section 6.4(a) of the Loan Agreement (EBITDA Ratio) for the calendar months ending February 28, 2023 and March 31, 2023 (the “Existing Defaults”). Upon the effectiveness of this Amendment, Agent and Lenders waive the Existing Defaults. Such waiver shall in no way constitute a waiver of any other Event of Default which may have occurred, but is not specifically referenced as an “Existing Default,” nor shall it obligate Agent or Lenders to provide any further waiver of any other Event of Default.
ii.Amendments.
(1)Definition. The following definition contained in Section 1.1 of the Loan Agreement is amended and restated as follows:

“EBITDA Ratio” means the ratio of such Person’s (a) earnings before payments of interest, taxes, depreciation and amortization expense for the twelve month period ending on the date of determination, net of any deficits from the amount required as an Allowance for Loan Losses under Section 6.4(c) hereof and any increase over the past twelve (12) months in Receivables 180 days or more contractually past due, to (b) interest expense during such twelve month period in accordance with GAAP principles pursuant to Section 6.4 of this Agreement.
(2)Financial Covenants. Section 6.4(a) of the Loan Agreement is amended and restated as follows:

    (a)    EBITDA Ratio. As of the end of each calendar month, an EBITDA Ratio of not less than (i) 1.05 to 1.0 commencing with the calendar month ending April 30, 2023 and continuing to and including the calendar month ending November 30, 2023, (ii) 1.25 to 1.0 commencing with the calendar month ending

116549.01097/131222521v.4

December 31, 2023 and continuing to and including the calendar month ending February 29, 2024 and (iii) 1.50 to 1.00 thereafter.

(3)Restricted Payments. Section 7.2 of the Loan Agreement is amended and restated as follows:
    Section 7.2    Restricted Payments. Make any Restricted Payment except for (a) Permitted Tax Distributions, (b) Insurance Premium Dividends, (c) payments of principal and interest on Subordinated Debt not otherwise prohibited under the subordination provisions applicable to such Subordinated Debt, (d) payments of principal and interest on Other Debt, (e) payments of principal and interest on the Reinsurance Credit Facilities and (f) on and after delivery by Borrowers to Agent of the monthly financial statements required pursuant to Section 6.2(a) for the calendar month ending March 31, 2024, an annual distribution to the shareholders of Borrowers the proceeds of which shall be used solely for contributions to the Cheek Family Foundation in an amount not to exceed the lesser of (i) $10,000,000 or (ii) twenty five percent (25%) of the annual net income of Borrowers as determined in accordance with GAAP based upon the annual audited financial statements delivered to Agent pursuant to Section 6.2(b), provided immediately prior to and after giving effect to any distribution or payment no Default or Event of Default shall exist.
iii.Effectiveness Conditions. This Amendment shall be effective upon the completion of the following conditions precedent (all agreements, documents and instruments to be in form and substance satisfactory to Agent and Agent’s counsel):
(1)Execution and delivery by Borrower, Guarantors and Lenders of this Amendment to Agent;
(2)Payment by Borrower to Agent, for the benefit of Lenders pro rata based upon Commitment Percentages, in immediately available funds of a fully earned and non-refundable amendment fee in the amount of $57,500; and
(3)Execution and/or delivery by the parties of all other agreements, instruments and documents requested by Agent to effectuate and implement the terms hereof and the Credit Documents.
iv.Representations and Warranties. Borrower represents and warrants to Agent and Lenders that:
(1)All warranties and representations made to Agent and Lenders under the Loan Agreement and the Credit Documents are true and correct in all material respects.
(2)The execution and delivery by Borrowers and Guarantors of this Amendment and the performance by each of them of the transactions herein and therein contemplated do not and will not violate any provisions of any law, rule, regulation, judgment, order, writ, decree, determination or award or breach any provisions of the charter, bylaws or other organizational documents of any Borrower or any Guarantor, or constitute a default or result in the creation or imposition of any security interest in, or lien or encumbrance upon, any assets of any Borrower or any Guarantor (immediately or with the passage of time or with the giving of notice and passage of time, or both) under any other contract, agreement, indenture or instrument to

116549.01097/131222521v.4

which a Borrower or a Guarantor is a party or by which a Borrower or a Guarantor or its property is bound with failure to comply resulting in a material adverse change in the business, operations, property (including the Collateral), prospects or financial condition of any Borrower or any Guarantor.
(3)This Amendment and any assignment, instrument, document, or agreement executed and delivered in connection herewith will be valid, binding and enforceable in accordance with its respective terms.
(4)Other than the Existing Defaults, no Event of Default or Default has occurred under the Loan Agreement.
v.Representations and Release of Claims. Except as otherwise specified herein, the terms and provisions hereof shall in no manner impair, limit, restrict or otherwise affect the obligations of Borrower, any Guarantor or any third party to Agent and Lenders as evidenced by the Credit Documents. Borrower and each Guarantor hereby acknowledge, agree, and represent that (a) as of the date of this Amendment, there are no known claims or offsets against, or defenses or counterclaims to, the terms or provisions of the Credit Documents or the other obligations created or evidenced by the Credit Documents; (b) as of the date of this Amendment, neither Borrower nor any Guarantor has any known claims, offsets, defenses or counterclaims arising from any of Agent’s acts or omissions with respect to the Credit Documents or Agent’s performance under the Credit Documents; (c) as of the date of this Amendment, Borrower has reviewed and reconciled all Advances, calculations of interest due and principal owing, and agrees with and has no claims regarding any such matters and (d) Borrower promises to pay to the order of Agent and Lenders the indebtedness evidenced by the Note according to the terms thereof. In consideration of the modification of certain provisions of the Credit Documents, all as herein provided, and the other benefits received by Borrower hereunder, Borrower and each Guarantor hereby RELEASE, RELINQUISH and forever DISCHARGE Agent and Lenders, and their predecessors, successors, assigns, shareholders, principals, parents, subsidiaries, agents, officers, directors, employees, attorneys and representatives (collectively, the “Released Parties”), of and from any and all present known claims, demands, actions and causes of action of any and every kind or character, which Borrower or Guarantors, or any of them, has or may have against Released Parties arising out of or with respect to any and all transactions relating to the Loan Agreement, the Note, the Guaranties, and the other Credit Documents occurring prior to the date hereof. Further, Borrower and Guarantors warrant and represent that they are not now aware of any claims or potential claims against Agent or Lenders pursuant to the Loan Agreement.
vi.Collateral. As security for the payment of the Obligations to Agent and Lenders under the Loan Agreement and satisfaction by Borrower of all covenants and undertakings contained in the Loan Agreement and the Credit Documents, Borrower reconfirms the prior security interest and lien on, upon and to, its Collateral, whether now owned or hereafter acquired, created or arising and wherever located. Borrower hereby confirms and agrees that all security interests and Liens granted to Agent for the ratable benefit of Lenders continue in full force and effect and shall continue to secure the Obligations. All Collateral remains free and clear of any Liens other than Permitted Liens. Nothing herein contained is intended to in any manner impair or limit the validity, priority and extent of Agent’s existing security interest in and Liens upon the Collateral.
vii.Acknowledgment of Indebtedness and Obligations. Borrower and Guarantors hereby acknowledge and confirm that as of the date hereof, Borrower is indebted to Agent and Lenders, without known defense, setoff or counterclaim, for all Obligations under the Loan Agreement (in addition to any other indebtedness or obligations owed by Borrowers to Wells Fargo Affiliates), plus continually accruing interest and all fees, costs, and expenses, including reasonable attorneys’ fees, incurred through the date hereof.

116549.01097/131222521v.4

viii.Ratification of Credit Documents. This Amendment shall be incorporated into and deemed a part of the Loan Agreement. Except as expressly set forth herein, all of the terms and conditions of the Loan Agreement and Credit Documents are hereby ratified and confirmed and continue unchanged and in full force and effect. All references to the Loan Agreement shall mean the Loan Agreement as modified by this Amendment.
ix.Acknowledgment of Guarantors. By execution of this Amendment, each Guarantor hereby acknowledges the terms and conditions of this Amendment and confirms that such Guarantor guarantees, as surety, all of Borrower’s Obligations to Agent and Lenders pursuant to and subject to the terms, conditions and limitations contained in its respective Guaranty.
x.Governing Law. THIS AMENDMENT, THE LOAN AGREEMENT AND THE EXISTING CREDIT DOCUMENTS SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN THE STATE OF NEW YORK AND SHALL, TOGETHER WITH ALL MATTERS ARISING HEREUNDER OR RELATED HERETO, BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
xi.Counterparts. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. This Amendment may be executed by means of (a) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, or any other relevant and applicable electronic signatures law; (b) an original manual signature; or (c) an e-mail transmission of a Portable Document Format File (also known as an “PDF” file), faxed, scanned, or photocopied manual signature.  Each electronic signature or PDF, faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature.
SIGNATURES ON FOLLOWING PAGE

116549.01097/131222521v.4

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective duly authorized officers as of the date first above written.

BORROWER:	1ST FRANKLIN FINANCIAL CORPORATION By: _/s/ Brian J. Gyomory _______________ Name: _Brian J. Gyomory____________________ Title: _EVP & CFO _______________________
GUARANTORS:	FRANDISCO LIFE INSURANCE COMPANY By: _/s/ Brian J. Gyomory_________________ Name: _Brian J. Gyomory____________________ Title: _President __________________________
FRANDISCO PROPERTY & CASUALTY LIFE INSURANCE COMPANY By: _/s/ Brian J. Gyomory_________________ Name: _Brian J. Gyomory____________________ Title: _President __________________________

[SIGNATURE PAGE TO FIFTH AMENDMENT
TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT]

116549.01097/131222521v.4

AGENT:	WELLS FARGO BANK, N.A. By: _/s/ Merle Becker __________________ Name: _Merle Becker______________________ Title: _Director _________________________
LENDERS:

WELLS FARGO BANK, N.A.

By:    _/s/ Merle Becker ____________________
Name:    _Merle Becker _______________________
Title:    _Director___________________________

FIRST HORIZON BANK

By:    _/s/ Ekim Sarinogln___________________
Name:    _Ekim Sarinogln______________________
Title:    _Vice President_______________________

RENASANT BANK

By:    _/s/ John L. Palermo__________________
Name:    _John. L. Palermo ____________________
Title:    _Sr. Vice President____________________

[SIGNATURE PAGE TO FIFTH AMENDMENT
TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT]

116549.01097/131222521v.4